UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Ho.

(a)	The Annual Meeting of the Company was held on May 4, 2021.

(b)	Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 10 nominees to serve as directors of the Company until the 2022 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,542,020,258	54,034,370	3,419,994	309,585,571
Michael W. Bonney	1,401,019,723	194,582,235	3,872,664	309,585,571
Giovanni Caforio, M.D.	1,470,516,446	117,011,485	11,946,691	309,585,571
Julia A. Haller, M.D.	1,585,875,503	10,796,044	2,803,075	309,585,571
Paula A. Price	1,569,042,608	27,453,256	2,978,758	309,585,571
Derica W. Rice	1,583,590,235	12,559,374	3,325,013	309,585,571
Theodore R. Samuels	1,524,360,831	71,475,177	3,638,614	309,585,571
Gerald L. Storch	1,525,331,264	70,947,054	3,196,304	309,585,571
Karen H. Vousden, Ph.D.	1,545,207,353	51,384,048	2,883,221	309,585,571
Phyllis R. Yale	1,571,829,654	24,014,290	3,630,678	309,585,571

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,450,442,588	141,779,758	7,252,276	309,585,571

Item 3. The management proposal to approve the company’s 2021 Stock Award and Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,520,303,688	73,393,913	5,777,021	309,585,571

Item 4. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2021 was ratified based upon the following votes:

For	Against	Abstain
1,832,022,815	72,628,638	4,408,740

Item 5.  The management proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to lower the ownership threshold for special shareholder meetings to 15% was approved by a majority of the outstanding shares (the required voting standard for this proposal) based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,567,618,892	27,203,694	4,652,036	309,585,571

Item 6.  The shareholder proposal on the adoption of a Board policy that the Chairperson of the Board be an independent director was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
709,584,311	883,195,718	6,694,593	309,585,571

Item 7.  The shareholder proposal on shareholder right to act by written consent was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
552,592,620	1,036,250,771	10,631,231	309,585,571

Item 8.  The shareholder proposal to lower the ownership threshold for special shareholder meetings to 10% was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
518,820,517	1,072,804,163	7,849,942	309,585,571

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 6, 2021	By:	/s/Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary